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                                                                  Exhibit 10.40
                                                                  EXECUTION COPY

                           SECOND AMENDMENT TO AMENDED
                    AND RESTATED CREDIT AGREEMENT AND CONSENT

     THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT (this "Agreement") dated as of the 28th day of September, 2001 (the "Agreement Date"), by and among iPCS WIRELESS, INC. (the "Borrower"), a Delaware corporation, iPCS, INC., ("Holdings"), a Delaware corporation, iPCS EQUIPMENT, INC. ("Equipmentco"), a Delaware corporation (collectively with the Borrower and Holdings, the "Loan Parties"), the Lenders (as defined in the Credit Agreement defined below), and TORONTO DOMINION (TEXAS), INC., as administrative agent (the "Administrative Agent").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Loan Parties, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of July 12, 2000, as amended by that certain First Amendment to Amended and Restated Credit Agreement and Consent dated as of February 23, 2001 (the "Credit Agreement");

     WHEREAS, the Borrower has requested that the Lenders, and the Lenders have agreed to, subject to the terms hereof, amend the Credit Agreement as more fully set forth herein; and

     WHEREAS, the Borrower has requested that the Lenders, and the Lenders have agreed to, subject to the terms hereof, consent to the merger (the "AirGate Merger") of Holdings with and into a wholly-owned subsidiary of AirGate PCS, Inc. (the "Merger Sub") with Holdings being the survivor, pursuant to that certain Agreement and Plan of Merger dated as of August 28, 2001 (the "AirGate Merger Agreement"), by and between AirGate PCS, Inc., a Delaware corporation ("AirGate"), and Holdings;

     NOW, THEREFORE, in consideration of the premises set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that all capitalized terms used and not defined herein shall have the meanings ascribed thereto in the Credit Agreement, and further agree as follows:

     1. Amendment to Section 1.1. Section 1.1, Definitions, of the Credit Agreement, is hereby amended as follows:

     (a) Each of the definitions of "Change in Control", "Contributed Capital" and "EBITDA" are hereby amended by deleting such definition in its entirety and by substituting in lieu thereof the following:

          "`Change in Control' means the existence or occurrence of any of the following: (a) any of the Capital Stock of the Borrower is owned, beneficially or of record, by any Person other than Holdings; (b) any Capital Stock of Equipmentco or any other

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     Subsidiary of the Borrower is owned, beneficially or of record, by any
     Person other than the Borrower; (c)(i) prior to the AirGate Merger Effective Date, any Person or two or more Persons (other than the Permitted Holders) acting as a group (as defined in Section 13d-3 of the Exchange
     Act) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Exchange Act) of 35% or more of the outstanding shares of Voting Stock of Holdings and (ii) on or after the AirGate Merger Effective Date, any Capital Stock of Holdings is owned, beneficially or of record, by any person other than AirGate; (d) on or after the AirGate Merger Effective Date, any Person or two or more Persons acting as a group (as defined in Section 13d-3 of the Exchange Act) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Exchange
     Act) of 35% or more of the outstanding shares of Voting Stock of AirGate;
     (e)(i) prior to the AirGate Merger Effective Date, individuals who, as of the Effective Date, constitute the Board of Directors of Holdings (the "Holdings Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors of Holdings; provided, however, that any individual becoming a director of Holdings subsequent to the Effective Date whose election or nomination for election by Holdings' shareholders was approved by a vote of at least a majority of the directors then comprising the Holdings Incumbent Board shall be considered as though such individual were a member of the Holdings Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange
     Act) or other actual or threatened solicitation of proxies or contest by or on behalf of a Person other than the Board of Directors of Holdings, and
     (ii) on or after the AirGate Merger Effective Date, individuals who, as of the AirGate Merger Effective Date, constitute the Board of Directors of AirGate (the "AirGate Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors of AirGate; provided, however, that any individual becoming a director of AirGate subsequent to the AirGate Merger Effective Date whose election or nomination for election by AirGates' shareholders was approved by a vote of at least a majority of the directors then comprising the AirGate Incumbent Board shall be considered as though such individual were a member of the AirGate Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or contest by or on behalf of a Person other than the Board of Directors of AirGate; or (f) prior to the AirGate Merger Effective Date, the consummation of any transaction the result of which is that any Person or group beneficially owns more of the Voting Stock of Holdings than is beneficially owned, in the aggregate, by the Permitted Holders.

          "Contributed Capital" means, as to any Person and as of any date of determination, the sum of (a) all equity contributions then made in cash or previously made in cash to such Person (including, with respect to both Holdings and the Borrower, the gross proceeds of the Holdings Initial Equity Offering and, with respect to both Holdings and the Borrower, the gross proceeds of the Holdings Future Equity Offering and any other equity contributed on or before the Effective Date), minus (b) all Restricted

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     Payments (in any form) then made or previously made (excluding the aggregate amount of such Restricted Payments paid by the Borrower to Holdings to pay merger-related expenses pursuant to Section 9.4(e) hereof) by such Person to or for the benefit of any other Person.

          "`EBITDA' means, for any period, without duplication, the sum of the following for the Borrower and its Consolidated Subsidiaries for such period determined on a consolidated basis in accordance with GAAP: (a) Adjusted Net Income, plus (b) Consolidated Interest Expense, plus (c) income and franchise taxes to the extent deducted in determining Adjusted Net Income, plus (d) depreciation and amortization expense and other non-cash items to the extent deducted in determining Adjusted Net Income, minus (e) non-cash income (or losses) to the extent included in determining Adjusted Net Income. Notwithstanding the foregoing, (x) for the quarter ending December 31, 2000, EBITDA shall exclude expenses paid by the Borrower in connection with the postponed initial public offering in an amount not to exceed $1,324,000; and (y) for the quarters ending on or before June 30, 2002, EBITDA shall exclude merger-related expenses paid by the Borrower in an aggregate amount not to exceed $18,000,000.00 minus the aggregate amount paid by the Borrower to Holdings to pay merger-related expenses pursuant to Section 9.4(e) hereof."

     (b) The following new definitions of "AirGate", "AirGate Merger", "AirGate Merger Agreement" and "AirGate Merger Effective Date" are hereby inserted in the proper alphabetical order:

          "`AirGate' means AirGate PCS, Inc., a Delaware corporation."

          "`AirGate Merger' means the merger contemplated under the AirGate Merger Agreement."

          "`AirGate Merger Agreement' means that certain Agreement and Plan of Merger dated as of August 28, 2001 between Holdings and AirGate, as the same may be amended, supplemented, waived or otherwise modified with the consent of the Administrative Agent."

          "`AirGate Merger Effective Date' means the effective date of the AirGate Merger pursuant to the AirGate Merger Agreement."

     2. Amendment to Section 9.4. Section 9.4, Restricted Payments, of the Credit Agreement is hereby amended by deleting such subsection (e) in its entirety and by substituting in lieu thereof the following:

          "(e) The Borrower may make payments to Holdings in an aggregate amount not to exceed the lesser of (i) $500,000 and (ii) the amount of any liquidated damages payable by Holdings as a result of any Registration Default (as defined in the Registration Rights Agreements each dated as of the Effective Date, one among Holdings and the initial purchasers named therein and the other, among Holdings, the guarantors of the

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     Holdings Senior Notes and the initial purchasers named therein) so long as the entirety of such payments must be used, substantially concurrently with the payment thereof by the Borrower, by Holdings to pay the same amount of liquidated damages required to be paid in accordance with such Registration Rights Agreements and actually paid by Holdings in cash. Additionally, for any quarter ending on or before June 30, 2002, the Borrower may make payments to Holdings to pay merger-related expenses in an aggregate amount not to exceed $18,000,000.00 minus the aggregate amount of merger-related expenses excluded from EBITDA pursuant to the last sentence of the definition thereof."

     3. Consent to the AirGate Merger. Subject to the terms and conditions hereof, notwithstanding any provisions of the Loan Documents to the contrary, the undersigned Lenders hereby consent to the consummation of the AirGate Merger; provided, that on or prior to the consummation of the AirGate Merger and the transactions contemplated by the AirGate Merger Agreement, the Borrower shall provide to the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent the following, copies of which the Administrative Agent shall forward to the Lenders: (i) evidence that the AirGate Merger has been consummated on substantially the terms and conditions set forth in the AirGate Merger Agreement; (ii) evidence of the Borrower's and Holdings' compliance with Sections 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6 of the Credit Agreement, after giving effect to this Agreement and the AirGate Merger and the Borrower's ability to meet its repayment obligations under the Credit Agreement through the Maturity Date, after giving effect to the AirGate Merger; (iii) certificate of a Responsible Officer of the Borrower that a Default does not exist both before and after giving effect to the AirGate Merger, after giving effect to the amendments contemplated herein; (iv) opinions of counsel to Holdings and the Borrower opining as to the enforceability, validity and binding nature of the Credit Agreement and other Loan Documents after giving effect to the AirGate Merger; and (v) a certificate of a Responsible Officer of the Borrower that, after giving effect to the Airgate Merger, neither Holdings, Borrower nor any of their Subsidiaries is subject to, bound by, or a party to any credit agreement or other agreement by which Airgate has incurred or will incur Debt ("Airgate Debt Documents"), or any agreement, instrument or document executed and delivered in connection with the Airgate Debt Documents.

     4. No Other Amendment or Waiver. Notwithstanding the agreement of the Lenders to the terms and provisions of this Agreement, the Loan Parties acknowledge and expressly agree that this Agreement is limited to the extent expressly set forth herein and shall not constitute a modification of the Credit Agreement or any other Loan Documents or a course of dealing at variance with the terms of the Credit Agreement or any other Loan Documents (other than as expressly set forth above) so as to require further notice by the Administrative Agent or the Lenders, or any of them, of its or their intent to require strict adherence to the terms of the Credit Agreement and the other Loan Documents in the future. All of the terms, conditions, provisions and covenants of the Credit Agreement and the other Loan Documents shall remain unaltered and in full force and effect except as expressly modified by this Agreement. The Credit Agreement and each other Loan Document shall be deemed modified hereby solely to the extent necessary to effect the waivers and amendments contemplated hereby.

     5. Representations and Warranties. The Loan Parties hereby represent and warrant in favor of the Administrative Agent and each Lender as follows:

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          (a) Each of the Loan Parties has the corporate power and authority (i)
     to enter into this Agreement and (ii) to do all other acts and things as are required or contemplated hereunder to be done, observed and performed by them;

          (b) This Agreement has been duly and validly executed and delivered by each of the Loan Parties that is a party thereto, and such Agreement constitutes the legal, valid and binding obligations of such Persons, enforceable against each such Person in accordance with their respective terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights and general principles of equity.

          (c) The execution and delivery of this Agreement and the performance by the Loan Parties under the Credit Agreement and the other Loan Documents to which each is a party, as amended hereby, do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Loan Parties or any of their Subsidiaries which has not already been obtained, nor is in contravention of or in conflict with the articles of incorporation, by-laws or partnership agreements of the Loan Parties or any of their Subsidiaries, or any provision of any statute, judgment, order, or material indenture, instrument, agreement, or undertaking to which Loan Parties or any of their Subsidiaries is a party or by which any of their respective assets or properties is or may become bound; and

          (d) The representations and warranties contained in Article 7 of the Credit Agreement and contained in the other Loan Documents remain true and correct as of the date hereof, both before and after giving effect to this Agreement, except to the extent previously fulfilled in accordance with the terms of the Credit Agreement or such other Loan Document, as applicable, or to the extent relating specifically to the earlier date. No Default now exists or will be caused hereby.

     6. Conditions Precedent; Effective Date. This Agreement shall be effective as of the Agreement Date subject to satisfaction of each of the following conditions precedent:

          (a) all of the representations and warranties of the Borrower under
     Section 5 hereof which are made as of the date hereof, being true and correct in all material respects;

          (b) receipt by the Administrative Agent, on behalf of the Lenders executing and delivering this Agreement on or before September 28, 2001, of an amendment fee in the amount of 0.10% of the aggregate Commitments of such Lenders (such sum, the "Amendment Fee"), which Amendment Fee shall be fully earned when due and non-refundable when paid; and

          (c) receipt by the Administrative Agent of counterparts hereof executed by the Required Lenders and each of the Loan Parties.

     7. Guarantor Acknowledgment.

          (a) Each of Holdings and Equipmentco has guarantied the Obligations. Holdings and Equipmentco are collectively referred to herein as the "Guarantors", and the Guaranty executed by each Guarantor are collectively referred to herein as the "Guaranties".

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

          (b) Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Agreement. Each Guarantor hereby confirms that the Guaranty to which it is a party or otherwise bound will continue to guarantee, as the case may be, to the fullest extent possible in accordance with such Guaranty the payment and performance of all "Obligations" under each of the Guaranties, as the case may be (in each case as such terms are defined in the applicable Guaranty), including without limitation the payment and performance of all such "Obligations" under each of the Guaranties, as the case may be, in respect of the Obligations of the Borrower now or hereafter existing under or in respect of the Credit Agreement and the Notes defined therein.

          (c) Each Guarantor acknowledges and agrees that any of the Guaranties to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Agreement. Each Guarantor represents and warrants that all representations and warranties contained in the Credit Agreement, this Agreement and the Guaranty to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

          (d) Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Agreement, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments of the Credit Agreement effected pursuant to this Agreement and (ii) nothing in the Credit Agreement, this Agreement or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

     8. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute one and the same instrument.

     9. Loan Documents. Each reference in the Credit Agreement or any other Loan Document to the term "Credit Agreement" shall hereafter mean and refer to the Credit Agreement as amended hereby and as the same may hereafter be amended.

     10. Governing Law. This Agreement shall be construed in accordance with and governed by the internal laws of the State of New York, applicable to agreements made and to be performed in New York.

     11. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused it to be executed under seal by their duly authorized officers, all as of the day and year first above written.

BORROWER:                            iPCS WIRELESS, INC.,
                                     a Delaware corporation

                                     By:      /s/ Timothy M. Yager
                                        -----------------------------------
                                     Name:    Timothy M. Yager
                                          ---------------------------------
                                     Title:   President & CEO
                                           --------------------------------

HOLDINGS:                            iPCS, INC., a Delaware corporation

                                     By:      /s/ Timothy M. Yager
                                        -----------------------------------
                                     Name:    Timothy M. Yager
                                          ---------------------------------
                                     Title:   President & CEO
                                           --------------------------------

EQUIPMENTCO:                         iPCS EQUIPMENT, INC.,
                                     a Delaware corporation

                                     By:      /s/ Timothy M. Yager
                                        -----------------------------------
                                     Name:    Timothy M. Yager
                                          ---------------------------------
                                     Title:   President & CEO
                                           --------------------------------

ADMINISTRATIVE AGENT
AND LENDERS:                         TORONTO DOMINION (TEXAS), INC., as
                                     Administrative Agent and as a Lender

                                     By:      /s/ Jeffery R. Lents
                                        ------------------------------------
                                     Name:    Jeffery R. Lents
                                          ----------------------------------
                                     Title:   Vice President
                                           ---------------------------------



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                                  GE CAPITAL CORPORATION, as a Lender


                                  By:      /s/ Angela M. LePore
                                     ------------------------------------------
                                  Name:    Angela M. LePore
                                       ----------------------------------------
                                  Title:   Vice President - Portfolio Marketing
                                        ---------------------------------------




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                                     THE BANK OF NOVA SCOTIA, as a Lender


                                     By:      /s/ Stephen C. Levi
                                        ------------------------------------
                                     Name:    Stephen C. Levi
                                          ----------------------------------
                                     Title:   Authorized Signatory
                                           ---------------------------------





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                                      BANK OF TOKYO-MITSUBISHI TRUST
                                      COMPANY, as a Lender


                                      By:      /s/ Michael J. Wiskind
                                         -----------------------------------
                                      Name:    Michael J. Wiskind
                                           ---------------------------------
                                      Title:   Vice President
                                            --------------------------------





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                                       CITY NATIONAL BANK, as a Lender


                                       By:      /s/ Rod Bollins
                                          -----------------------------------
                                       Name:    Rod Bollins
                                            ---------------------------------
                                       Title:   Senior Vice President
                                             --------------------------------




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                                       FORTIS CAPITAL CORP., as a Lender


                                       By:
                                          -----------------------------------
                                       Name:
                                            ---------------------------------
                                       Title:
                                             --------------------------------


                                       By:
                                          -----------------------------------
                                       Name:
                                            ---------------------------------
                                       Title:
                                             --------------------------------




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                                       IBM CREDIT CORPORATION, as a Lender


                                       By:      /s/ Thomas S. Curcio
                                          -----------------------------------
                                       Name:    Thomas S. Curcio
                                            ---------------------------------
                                       Title:   Manager of Credit
                                             --------------------------------





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                                        NATIONAL CITY BANK, as a Lender


                                        By:      /s/ Chris Kalmbach
                                           ----------------------------------
                                        Name:    Chris Kalmbach
                                             --------------------------------
                                        Title:   Senior Vice President
                                              -------------------------------





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                                       PNC BANK, NATIONAL ASSOCIATION,
                                       as a Lender

                                       By:      /s/ Keith R. White
                                          ----------------------------------
                                       Name:    Keith R. White
                                            --------------------------------
                                       Title:   Vice President
                                             -------------------------------